EXHIBIT 31.2


                            SECTION 302 CERTIFICATION


I, Alan K. Geddes, certify that:

1) I have reviewed this Quarterly Report on Form 10-KSB for the three months ended March 31, 2005 of One Link 4 Travel, Inc.;


2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of One Link 4 Travel, Inc, as of, and for, the periods presented in this report;


4) One Link 4 Travel, Inc.`s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for One Link 4 Travel, Inc, and have:


     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to One Link 4 Travel, Inc, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


     b) evaluated the effectiveness of One link 4 Travel, Inc.`s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and


     c) disclosed in this report any change in One Link 4 Travel, Inc.`s internal control over financial reporting that occurred during One Link 4 Travel, Inc.`s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, One Link 4 Travel, Inc.`s internal control over financial reporting.


5) One Link 4 Travel, Inc.`s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to One Link 4 Travel, Inc.`s auditors and the audit committee of One Link 4 Travel, Inc.`s board of directors (or persons performing the equivalent function):


a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect One Link 4 Travel, Inc.`s ability to record, process, summarize and report financial information; and


b) any fraud, whether or not material, that involves management or other employees who have a significant role in One Link 4 Travel, Inc.`s internal control over financial reporting.



Dated: May 16, 2005                               /s/ Alan K. Geddes
                                                  ------------------
                                                  Alan K. Geddes
                                                  Chief Financial Officer



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